UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 14, 2013

CVSL Inc.

(Exact name of registrant as specified in its charter)

Florida	Commission	98-0534701
(State or other jurisdiction	File No.: 00-52818	(IRS Employer
of incorporation or organization)		Identification No.)

2400 North Dallas Parkway, Suite 230, Plano, Texas 75093

(Address of principal executive offices and zip code)

(972) 398-7120

(Registrant’s telephone number, including area code)

Computer Vision Systems Laboratories, Corp.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets.

On March 18, 2013, CVSL Inc. (the “Company”), formerly Computer Vision Systems Laboratories, Corp., acquired a controlling interest in The Longaberger Company (“TLC”), a direct-selling business based in Newark, Ohio.  The transaction resulted in the Company acquiring 64.6% of the voting stock and 51.7% of all the stock in TLC in consideration of the Company’s issuance of a $6,500,000 convertible note and a $4,000,000 promissory note.  The Company incurred acquisition related costs of approximately $338 thousand recorded during the fourth quarter of 2012 and $138 thousand during the first quarter of 2013. The costs were recorded in selling, general and administrative expenses in the consolidated income statements.  The purpose of this amendment is to file financial statements and exhibits required by Item 9 of Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(a)               Pro forma financial information and financial statements of the business acquired.

The unaudited pro forma condensed consolidated income statement for the year ended December 31, 2012 showing the effect of the combination is furnished as Exhibit 99.1 hereto. An unaudited pro forma condensed consolidated balance sheet as of March 31, 2013 has already been fully reflected in the consolidated balance sheet as of March 31, 2013 included in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2013.  Additionally, the pro forma condensed consolidated income statement for the three months ended March 31, 2013 is included in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2013.

The information in this Item 9.01 of Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

(d)  Exhibits.

The following exhibits are furnished with this Form 8-K.

99.1      The unaudited pro forma condensed consolidated income statement for the year ended December 31, 2012 and notes to pro forma unaudited condensed consolidated financial statement.

99.2      The audited balance sheets of The Longaberger Company as of December 31, 2012 and December 31, 2011and the related statements of operations, statement of stockholders’ equity and statement of cash flow for the years ended December 31, 2012 and December 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CVSL Inc.

Date: May 30, 2013	By:	/s/ JOHN P. ROCHON
John P. Rochon
Chief Executive Officer and Chairman

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99.1	The unaudited pro forma condensed consolidated income statement for the year ended December 31, 2012 and notes to pro forma unaudited condensed consolidated financial statement.

99.2

The audited balance sheets of The Longaberger Company as of December 31, 2012 and December 31, 2011and the related statements of operations, statement of stockholders’ equity and statement of cash flow for the years ended December 31, 2012 and December 31, 2011.